UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017
MVP REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-180741	47-4963335
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8880 W. SUNSET ROAD, SUITE 340 LAS VEGAS, NV		89148
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure

As previously disclosed, the shareholders of MVP REIT, Inc. ("MVP I") voted on September 27, 2017 to approve the previously announced proposed merger of MVP I with and into a wholly-owned merger subsidiary of MVP REIT II, Inc. ("MVP II," and together with MVP I, "MVP") with the merger subsidiary continuing as the surviving entity.  The combined company will be renamed "The Parking REIT, Inc."  The completion of the proposed merger remains subject to receipt of consents with respect to mortgage loans that are part of a CMBS pool of mortgages. MVP expects to receive these consents in the near future, but cannot provide assurance as to exact timing.

The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the "SEC") made by MVP I and MVP II under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding the completion of the proposed merger and the satisfaction of closing conditions, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on MVP I's and MVP II's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond MVP I's and MVP II's control, such as the receipt of consent of third parties. MVP I and MVP II can give no assurance that their expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. Forward-looking statements are also affected by factors set forth in the Risk Factors section of MVP I's and MVP II's respective most recent Annual Reports on Form 10-K filed with the SEC and other reports filed by MVP I and MVP II with the SEC, copies of which are available on the SEC's website, www.sec.gov. Neither MVP I nor MVP II undertakes any obligation to update these statements for revisions or changes after the date of this Form 8-K, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: October 24, 2017

MVP REIT, Inc.

/s/ Michael Shustek
By: Michael Shustek
       Chief Executive Officer